UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

411 Theodore Fremd Ave., Suite 132

Rye, NY 10580

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

411 Theodore Fremd Ave., Suite 132

Rye, NY 10580

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: February 29, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Dear Fellow Shareholders,

February 29, 2012 marked the end of our thirteenth fiscal year, a period in which the economy and stock market continued their recoveries, albeit at a slower pace. For the Fund's fiscal year ended February 29, 2012, the Fund achieved a total return of 3.47% vs. 5.12% over the same period for our benchmark index, the S&P 500. We believe that the fund lagged the benchmark index during this period because the latter continued a process of “catching up” during the market recovery.

A few highlights once again confirm the fundamental strength of our strategy, which is to manage the fund efficiently from the point of view of expenses, while maximizing dividend income, and investing consistently in companies whose products have the widest popular appeal.

1.

We surpassed the $1 million mark in dividends and interest received for the fourth straight year, receiving $1,097,004, up 8.26% from $1,013,286 a year earlier. Most of the component companies continued to increase dividend payouts.

2.

Fund performance again benefited from the tight lid we kept on expenses, which totaled $343,084, decreasing the expense ratio from 0.89% to 0.88%. By paying for services at established prices instead of a percentage of the fund’s NAV, the Fund can grow without increasing expenses. Any continuing market recovery or increase in subscriptions should further reduce the expense ratio.

3.

We paid an annual dividend of 23.81¢ per share, which was up 20.2% from the previous 19.81¢. Since inception, the fund has paid a total of $2.78921 per share in dividends and capital gains distributions.

4.

We limited portfolio turnover to 8.60%, up slightly from 6.39% a year earlier, despite the process of adding new components Comcast, Owens & Minor, PepsiCo, and Waste Management.

We think that our recent results continue to confirm the validity of our fundamental approach, which is to continually build up holdings in a widely diversified portfolio of stocks that offer direct investing during a variety of investment climates. As we begin another year of operations, we believe that market volatility is likely to continue. However, our focus remains on the long term, during which we believe that the wisdom of owning high-quality companies, reinvesting dividends in the companies that paid them, and spreading investment funds among component companies on a relatively even basis will continue to be profitable.

Once again, we congratulate DRIPX shareholders for their discipline and patience, and hope that you will join us in continuing to add to your holdings on a regular basis, allowing us to take advantage of what we believe are exceptional opportunities in the stock market over the long term.

<signed>Vita Nelson and David Fish, Co-Managers

<April 18, 2012>

Must be preceded or accompanied by a prospectus. -Mutual fund investing involves risk. Principal loss is possible.

Past performance is not a guarantee of future results.

THE MP63 FUND, INC.

PERFORMANCE ILLUSTRATION

FEBRUARY 29, 2012 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING FEBRUARY 29, 2012

	1 Year	5 Year	10 Year	Ending Value
The MP63 Fund, Inc.	3.47%	1.81%	4.29%	$15,217
S&P 500 Index	5.12%	1.58%	4.16%	$15,041

$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06
Feb-07
Aug-07
Feb-08
Aug-08
Feb-09
Aug-09
Feb-10
Aug-10
Feb-11
Aug-11
Feb-12
The MP 63 Fund, Inc.
S&P 500 Index

This chart assumes an initial investment of $10,000 made on the closing of February 28, 2002. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

THE MP63 FUND, INC.

INDUSTRY SECTORS

FEBRUARY 29, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The MP63 Fund, Inc.

	Schedule of Investments
	February 29, 2012
Shares/Principal Amount of Assets		Market Value

COMMON STOCKS - 99.26%

Aerospace/Aircrafts/Defense - 3.98%
5,400	Boeing Co.	$ 404,730
9,700	Raytheon Co.	490,044
8,100	United Technologies Corp.	679,347
		1,574,121
Auto Parts - Retail/Wholesale - 1.54%
9,700	Genuine Parts Co.	607,996

Banks - 5.45%
43,400	Bank of America Corp.	345,898
16,400	Bank of New York Mellon Corp.	362,604
26,700	BB&T Corp.	780,975
22,700	US Bancorp	667,380
		2,156,857
Beverages - 4.11%
14,000	Beam, Inc.	771,120
9,300	Coca-Cola Co.	649,698
3,300	Pepsico, Inc.	207,702
		1,628,520
Cable & Other Pay Television Services - 0.68%
9,100	Comcast Corp. Class A	267,586

Chemicals - Diversified - 1.69%
28,000	RPM International, Inc.	668,360

Chemicals - Specialty - 1.95%
7,100	Praxair, Inc.	773,900

Commercial Services - 1.91%
12,600	Ecolab, Inc.	756,000

Computer - Mini/Micro - 0.27%
4,300	Hewlett-Packard Co.	108,833

Containers - Paper/Plastic - 1.29%
16,300	Bemis Co., Inc.	511,331

Cosmetics & Personal Care - 2.78%
24,400	Avon Products, Inc.	456,036
6,900	Colgate-Palmolive Co.	642,942
		1,098,978
Diversified Operations - 4.13%
7,600	3M Co.	665,760
28,400	Corning, Inc.	370,336
31,500	General Electric Co.	600,075
		1,636,171
Electronic Equipment - 1.59%
12,500	Emerson Electric Co.	628,875

Electronic - Semiconductors - 2.36%
34,800	Intel Corp.	935,424

Finance - Investment Management - 1.49%
5,000	Franklin Resources, Inc.	589,450

Financial Services - 2.55%
6,800	H&R Block, Inc.	110,840
28,700	Paychex, Inc.	898,310
		1,009,150
Food - Misc. Preparation - 3.86%
12,600	Archer Daniels-Midland Co.	393,120
20,600	ConAgra Foods, Inc.	540,750
20,900	Hormel Foods Corp.	595,023
		1,528,893
General Household Products - 1.73%
8,900	Stanley Black & Decker, Inc.	683,520

Insurance - Life/Property/Casual - 2.18%
4,500	AFLAC, Inc.	212,625
11,200	Travelers Companies, Inc.	649,264
		861,889
Leisure Products - 2.14%
12,800	Polaris Industries, Inc.	845,568

Machinery - Const./Mining/Farming - 4.42%
23,200	Amcol International Corp.	680,456
4,000	Caterpillar, Inc.	456,840
7,400	Deere & Co.	613,682
		1,750,978
Machinery - Electrical Equipment - 5.35%
11,000	Dover Corp.	704,220
23,200	Johnson Controls, Inc.	757,016
16,000	Tennant Co.	656,640
		2,117,876
Manufacturing - 3.40%
13,200	Illinois Tool Works, Inc.	735,108
15,900	Pentair, Inc.	612,150
		1,347,258
Medical/Dental - Supplies - 1.29%
6,700	Becton Dickinson & Co.	510,674

Medical Instruments/Products - 0.74%
7,700	Medtronic, Inc.	293,524

Medical Drugs - 3.86%
11,700	Abbott Laboratories	662,337
13,300	Johnson & Johnson Services, Inc.	865,564
		1,527,901
Metal Ores - Gold/Non Ferrous - 0.68%
19,800	Arch Coal, Inc.	268,686

Oil & Gas - International - 1.62%
7,400	Exxon Mobil Corp.	640,100

Paper & Paper Products - 1.56%
8,500	Kimberly Clark Corp.	619,480

Refuse Systems - 0.59%
6,700	Waste Management, Inc.	234,366

Retail - Variety Stores - 1.61%
7,400	Costco Wholesale Corp.	636,844

Retail/Wholesale - Building Products - 2.07%
17,200	Home Depot, Inc.	818,204

Services - Prepackaged Software - 2.48%
30,900	Microsoft Corp.	980,766

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.32%
7,700	Proctor & Gamble Co.	520,674

Telecommunications Services - 3.49%
19,700	AT&T, Inc.	602,623
19,300	CenturyLink, Inc.	776,825
		1,379,448
Textile - Apparel/Mill Products - 1.77%
4,800	VF Corp.	701,040

Transportation - Equipment/Leasing - 1.52%
11,300	Ryder Systems, Inc.	601,499

Transportation - Railroads - 1.59%
5,700	Union Pacific Corp.	628,425

Utility - Electric - 6.94%
28,800	Duke Energy Corp.	602,496
14,700	Edison International	615,489
40,800	MDU Resources Group, Inc.	885,360
10,800	NextEra Energy, Inc.	642,708
		2,746,053
Utility - Gas Distribution - 3.02%
9,500	National Fuel Gas Co.	478,135
15,900	SCANA Corp.	715,500
		1,193,635
Utility - Water - 1.71%
30,400	Aqua America, Inc.	675,184

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 0.55%
7,300	Owens & Minor, Inc.	218,708

TOTAL FOR COMMON STOCK (Cost $ 31,705,780) - 99.26%		39,282,745

CASH & EQUIVALENTS - 0.60%
238,752	Fidelity Money Market Portfolio Select Class (Cost $238,752) 0.16%**	238,752

	TOTAL INVESTMENTS - 99.86% (Cost $31,944,532) (Note 4)	39,521,497

	OTHER ASSETS LESS LIABILITIES - 0.14%	54,736

	NET ASSETS - 100.00%	$ 39,576,233

** Variable rate security; the money market rate shown represents the yield at February 29, 2012.
The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
February 29, 2012

Assets
Investments at Market Value (Cost $31,944,532)	$ 39,521,497
Cash	750
Receivables
Dividends and Interest	107,517
Shareholder Subscriptions	800
Prepaid Expenses	22,453
Total Assets	39,653,017
Liabilities
Other Accrued Expenses	24,224
Shareholder Redemptions	38,903
Accrued Administrative Fees (Note 3)	4,371
Accrued Management Fees (Note 3)	9,286
Total Liabilities	76,784

Net Assets	$ 39,576,233

Net Assets Consist of:
Capital Stock, $.001 par value; 1 billion shares
authorized; 3,138,376 shares issued and outstanding	$ 3,138
Additional Paid in Capital	31,942,251
Accumulated Undistributed Net Investment Income	97,477
Realized Loss on Investments - Net	(43,598)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	7,576,965
Net Assets	$ 39,576,233

Net Asset Value and Offering Price ($39,576,233/3,138,376)	$ 12.61

Redemption Price Per Share ($12.61 x .99)*	$ 12.48

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 6 months.

The MP63 Fund, Inc.

Statement of Operations
For the year ended February 29, 2012

Investment Income:
Dividend Income	$ 1,096,063
Interest Income	941
Total Investment Income	1,097,004
Expenses:
Investment advisor fees (Note 3)	136,985
Administration fees (Note 3)	50,978
Fund servicing expense (Note 3)	42,116
Registration fees	33,366
Insurance expense	8,664
Printing and postage expense	12,682
Compliance fees	12,034
Miscellaneous expense	4,841
Custody fees (Note 3)	8,107
Legal fees	16,302
Director fees (Note 3)	6,270
Audit fees	10,739
Total Expenses	343,084

Net Investment Income	753,920

Realized and Unrealized Loss on Investments:
Realized Gain on Investments	587,809
Unrealized Depreciation on Investments	(10,301)
Net Realized and Unrealized Gain on Investments	577,508

Net Increase in Net Assets from Operations	$ 1,331,428

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	February 29, 2012	February 28, 2011
From Operations:
Net Investment Income	$ 753,920	$ 675,478
Net Realized Gain on Investments	587,809	382,906
Net Unrealized Appreciation (Depreciation)	(10,301)	5,207,071
Increase in Net Assets from Operations	1,331,428	6,265,455

From Distributions to Shareholders:
Net Investment Income	(753,469)	(653,859)
Net Realized Gain from Security Transactions	-	-
Change in Net Assets from Distributions	(753,469)	(653,859)

From Capital Share Transactions
Proceeds From Sale of Shares	1,939,757	2,238,367
Shares Issued on Reinvestment of Dividends	750,002	651,404
Cost of Shares Redeemed
(net of redemption fees $107 and $3,263, respectively)	(5,029,793)	(3,644,425)
Net Decrease from Shareholder Activity	(2,340,034)	(754,654)

Net Increase (Decrease) in Net Assets	(1,762,075)	4,856,942

Net Assets at Beginning of Year	41,338,308	36,481,366
Net Assets at End of Year (Including Undistributed Net
Investment Income, which was $97,477 for both years.)	$ 39,576,233	$ 41,338,308

Share Transactions:
Issued	161,711	198,097
Reinvested	62,814	54,374
Redeemed	(412,195)	(322,699)
Net decrease in shares	(187,670)	(70,228)
Shares outstanding beginning of year	3,326,046	3,396,274
Shares outstanding end of year	3,138,376	3,326,046

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Financial Highlights
Selected data for a share outstanding throughout the period:	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	February 29, 2012		February 28, 2011		February 28, 2010		February 28, 2009		February 29, 2008
Net Asset Value -
Beginning of Period	$ 12.43		$ 10.74		$ 6.91		$ 12.10		$ 13.36

Net Investment Income	0.23		0.20		0.20		0.22		0.18
Net Gains or Losses on Securities (realized and unrealized)	0.19		1.69		3.85		(5.20)		(0.51)
Total from Investment Operations	0.42		1.89		4.05		(4.98)		(0.33)

Early Redemption Fees	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*

Distributions (From Net Investment Income)	(0.24)		(0.20)		(0.22)		(0.21)		(0.19)
Distributions (From Capital Gains)	0.00		0.00		0.00		0.00		(0.74)
Total Distributions	(0.24)		(0.20)		(0.22)		(0.21)		(0.93)

Net Asset Value -
End of Period	$ 12.61		$ 12.43		$ 10.74		$ 6.91		$ 12.10

Total Return (a)	3.47%		17.65%		58.49%		(41.49)%		(3.08)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	39,576		41,338		36,481		23,497		39,992
Ratio of Expenses to Average Net Assets	0.88%		0.89%		0.98%		0.96%		0.88%
Ratio of Net Income to Average Net Assets	1.93%		1.78%		2.09%		2.04%		1.34%
Portfolio Turnover Rate	8.60%		6.39%		14.73%		10.66%		4.75%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

* Amount is less than $0.005

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 29, 2012

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. Portfolio companies during this reporting period are all widely traded and pricing information is readily available.

Mutual Funds must utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

To the extent that valuation is based on models or inputs that are less observable or unobservable, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3. However, the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2012:

(Assets)	Level 1	Level 2	Level 3	Total
Equity Securities	$39,282,745	$ -	$ -	$39,282,745
Short-Term Investments	238,752	-	-	238,752
Total	$39,521,497	$ -	$ -	$39,521,497

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies, distributing all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  There are no unrecognized tax benefits in the accompanying financial statements in connection with tax positions taken by the Fund.  The Fund’s tax returns are subject to examination by the Internal Revenue Service for a period of three years.  There are currently no open tax years prior to February 28, 2008 and the Fund had no income tax related penalties or interest in these financial statements.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's investments.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of .35% of the daily net asset value.  For the year ended February 29, 2012, the Advisor earned fees of $136,985.  At February 29, 2012 the Fund owed the Advisor $9,286 for advisory fees.

The Advisor has voluntarily agreed to defer its fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed are subject to reimbursement by the Fund, if so requested by the Advisor, up to three fiscal years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.

The Fund has an administrative agreement with Mutual Shareholder Services (The "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services.  Mutual Shareholder Services charges an annual fee of approximately $51,000 for services rendered based on the Fund’s current asset size.

An affiliate of the Advisor provides certain administrative services to the Fund. These expenses amounted to $42,000 during the year ended February 29, 2012.  At February 29, 2012, the Fund owed $3,337 for administrative services.

Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.  The Fund currently pays each Independent Director an annual retainer of $2,000.  For the year ended February 29, 2012 the Fund incurred $6,270 in director fees.

The Chief Compliance Officer is paid $1,000 per month.  For the year ended February 29, 2012 the Chief Compliance Officer expenses incurred to the Fund amounted to $12,034.

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended February 29, 2012, purchases and sales of securities, excluding short-term investments, aggregated $3,368,373 and $5,476,198, respectively. Cumulative unrealized appreciation (depreciation) amounted to the following: Unrealized appreciation $9,734,709 Unrealized depreciation (2,157,744), Net unrealized appreciation $7,576,965.

For Federal income tax purposes, the cost of investments owned at February 29, 2012 was $31,944,532.

NOTE 5.  TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of February 29, 2012, the components of net assets on a tax basis were as follows: Ordinary income $97,477, Long term loss $(43,598) Unrealized appreciation $9,734,709 Unrealized depreciation (2,157,744).

The tax character of distributions paid during the fiscal year ended February 28, 2011 was as follows:

Distributions paid from: Ordinary income $653,859 Long term capital gains 0

The tax character of distributions paid during the fiscal year ended February 29, 2012 was as follows:

Distributions paid from: Ordinary income $753,469 Long term capital gains 0

An Ordinary income distribution of $0.1981 per share was paid out on December, 30, 2010.

An Ordinary income distribution of $0.2381 per share was paid out on December, 29, 2011.

NOTE 6.  SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date the financial statements were issued.  Based upon this evaluation, the Fund has determined no subsequent events have occurred which would require disclosure in the financial statements.

NOTE 7.  NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

NOTE 8. SPECIAL SHAREHOLDER MEETING

On September 19, 2011, a special meeting of the shareholders of the MP63 Fund was held at the office of the MSS office.  The purpose of the special meeting was to solicit shareholder approval of a new Management Agreement related to the Fund.  Shareholders of record on July 29, 2011 were entitled to vote at the meeting, either in person or by proxy.  The proposed new Management Agreement was identical in all material aspects to the existing Management Agreement, however, shareholder approval was sought because a lapse in the Adviser’s registration with the Securities and Exchange Commission had occurred on February 14, 2011, thereby terminating the existing Management Agreement.  Shareholders were also asked to approve the payment to the Adviser of the accrued, but unpaid, advisory fees from the date of the termination of the Adviser’s status as a federally registered investment adviser to the date of the approval of the Management Agreement.  At the September 19, 2011 meeting the shareholders overwhelmingly approved the new Management Agreement and the payment of the accrued management fees from February 14, 2011 to September 19, 2011.

At the meeting a quorum of shareholders of the Fund was present either in person or by proxy, with 53.41% of the outstanding shares as of July 29, 2011 represented by proxy. The following votes were recorded:  On Proposal 1 to approve a new management agreement with Moneypaper Advisor, Inc., an affirmative vote of 1,699,279.700 shares, or 98.61%, was received and a negative vote of 23,952.934 shares, or 1.39%, was received. As a result, Proposal 1 was passed.

On Proposal 2 to approve the payment to the Advisor of advisory fees from February 14, 2011 through September 19, 2011, an affirmative vote of 1,589,165.135, or 92.22% was received and a negative vote of 134,067.499 shares, or 7.78% was received. As a result, Proposal 2 was passed.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The MP63 Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The MP63 Fund, Inc. (the “Fund”), including the schedule of investments as of February 29, 2012, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The MP63 Fund, Inc. as of February 29, 2012, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

WithumSmith+Brown, P.C.

New Brunswick, NJ

April 20, 2012

THE MP63 FUND, INC.

EXPENSE ILLUSTRATION

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The MP 63 Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	September 1, 2011	February 29, 2012	September 1, 2011 to February 29, 2012

Actual	$1,000.00	$1,109.70	$4.62
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.49	$4.42

* Expenses are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

THE MP63 FUND, INC.

TRUSTEES AND OFFICERS

FEBRUARY 29, 2012 (UNAUDITED)

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Ted S. Gladstone Age: 79 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Gladstone Development Corporation (real estate development)	1	None
Gloria Schaffer Age: 80 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Richard Yaffa Age: 79 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 2005	President, Manhattan Products, Inc.	1	None

Interested Directors:

Vita Nelson 1,2 Age: 73 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.

Principal Officers who are not Directors:

Lester Nelson 1 Age: 82 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Secretary	Indefinite – since 1998	Law Firm of Lester Nelson	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.
David Fish Age: 62 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Treasurer	Indefinite – since 2003	Executive Editor of The Moneypaper, Inc. (newsletter)	1	None

1)

Vita Nelson and Lester Nelson are married

(2)

Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

THE MP63 FUND, INC.

ADDITIONAL INFORMATION

FEBRUARY 29, 2012 (UNAUDITED)

INFORMATION REGARDING PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-676-3386 and (2) from Fund’s documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-676-3386.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at MP63 Fund, Inc., 555 Theodore Fremd Avenue, Rye, NY  10580.  A copy will be sent to you within three (3) business days of receipt of your request.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $15,225 and $14,500 with respect to the registrant’s fiscal years ended February 29, 2012 and February 28, 2011, respectively.

(b)

Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,250 and $1,250 with respect to the registrant’s fiscal years ended February 29, 2012 and February 28, 2011, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)

All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Audit Committee of The MP63 Fund, Inc. (the "Fund") is charged with the responsibility to monitor the independence of the Fund's independent accountants.  As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

>   a review of the nature of the professional services expected to be provided,

>   review of the safeguards put into place by the accounting firm to safeguard independence, and

>   periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent  accountants.  Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence.  The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve.  The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

AUDIT SERVICES

The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

>   Annual Fund financial statement audits

>   SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

>   Accounting consultations

>   Agreed upon procedure reports

>   Attestation reports

>   Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated).

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; an

Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Accounting methods studies

Tax consulting services and related projects

The Fund’s independent accountants do not perform individual tax services for management individuals of the Fund.  Other permitted services are subject to an Audit Committee pre-approval process.

OTHER NON-AUDIT SERVICES

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy.  Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

PROSCRIBED SERVICES

The Fund's independent accountants will NOT render services in the following categories of non-audit services:

>   Bookkeeping or other services related to the accounting records or financial statements of the Fund

>   Financial information systems design and implementation

>   Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

>   Actuarial services

>   Internal audit outsourcing services

>   Management functions or human resources

>   Broker or dealer, investment adviser, or investment banking services

>   Legal services and expert services unrelated to the audit

>   Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO THE MONEYPAPER ADVISORS, INC. AND THE MONEYPAPER ADVISORS, INC. AFFILIATES

Certain non-audit services provided to The Moneypaper Advisors, Inc. or any entity controlling, controlled by or under common control with The Moneypaper Advisors, Inc. that provides ongoing services to the Fund (The Moneypaper Advisors, Inc. Affiliates) will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated.  Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to The Moneypaper Advisors, Inc. Affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to The Moneypaper Advisors, Inc. and The Moneypaper Advisors, Inc. Affiliates.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

With respect to the fiscal years ended February 29, 2012 and February 28, 2011, aggregate non-audit fees of $750 and $1,250, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended February 29, 2012 and February 28, 2011, the registrant’s accountant did not render any services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable.

Item 5.

Audit Committee of Listed Companies.

Not Applicable.

Item 6.

Schedule of Investments.

(a)

Not applicable.  [schedule filed with Item 1]

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.

Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders.

The registrant does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

Item 11.

Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.

Exhibits.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(Principal Executive Officer)

Date  May 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(Principal Executive Officer)

Date  May 2, 2012

By /s/David Fish

*David Fish

Treasurer

(Principal Financial Officer)

Date  May 2, 2012

* Print the name and title of each signing officer under his or her signature.